UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2004

CYMER, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	0-21321	33-0175463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT
SAN DIEGO, CALIFORNIA 92127
(Address of Principal Executive Offices)

(858) 385-7300
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders.

(a)           On August 23, 2004, the registrant announced that it had entered into an amendment to its Preferred Shares Rights Agreement (the “Agreement”) that accelerated the Final Expiration Date (as such term is determined in the Agreement) to September 1, 2004.  As a result of this amendment, the Agreement terminated on September 1, 2004.  On September 2, 2004, the registrant filed with the Nevada Secretary of State a Certificate of Withdrawal to Certificate of Designation for Nevada Profit Corporations (the “Certificate of Withdrawal”) to effect the withdrawal of the Certificate of Designations of Rights, Preferences and Privileges of Series A Participating Preferred Stock and the elimination from the registrant’s Articles of Incorporation of the Series A Participating Preferred Stock that had been created in connection with the Agreement.

Section 5 — Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)           On September 2, 2004, the registrant filed with the Nevada Secretary of State the Certificate of Withdrawal.  See Item 3.03(a).  By filing the Certificate of Withdrawal, the registrant eliminated the Series A Participating Preferred Stock from its Articles of Incorporation effective immediately.  As a consequence of the filing of the Certificate of Withdrawal, the instruments constituting the entire Articles of Incorporation are now comprised of the Amended and Restated Articles of Incorporation and the Certificate of Amendment of Articles of Incorporation, which are Exhibits 3.1 and 3.2, respectively, to this report.

Section 9 — Financial Statements and Exhibits

Item 9.  Financial Statements and Exhibits.

(c)       Exhibits

3.1                     Amended and Restated Articles of Incorporation of the registrant (incorporated herein by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-1 (No. 333-08383) filed with the Securities and Exchange Commission on July 18, 1996).

3.2                     Certificate of Amendment of Articles of Incorporation of the registrant (incorporated herein by reference to Exhibit 3.1 to the registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Nancy J. Baker
Date: September 2, 2004		Nancy J. Baker
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

3.1

Amended and Restated Articles of Incorporation of the registrant (incorporated herein by reference to Exhibit 3.1 to the registrant’s registration statement on Form S-1 (No. 333-08383) filed with the Securities and Exchange Commission on July 18, 1996).

3.2

Certificate of Amendment of Articles of Incorporation of the registrant (incorporated herein by reference to Exhibit 3.1 to the registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2002).